Exhibit 31.2

CERTIFICATION OF PERIODIC REPORT UNDER SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Anders Raaum, certify that:

1.I have reviewed this annual report on Form 10-K/A of Federal Life Group, Inc. (the “registrant”); and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2019

/s/ Anders Raaum
Anders Raaum
Chief Financial Officer, Federal Life Group, Inc.